UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported):     July 8, 2005
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                                SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-05265                06-0851857
          --------                      ---------                ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

          169 Progress Drive, Manchester, CT                       06040
          ----------------------------------                       -----
       (Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code:      (860) 645-7878
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02            Departure of Directors or Principal  Officers;  Election of
Directors; Appointment of Principal Officers.

         (b) Michael Scinto resigned as a director of the board of directors of Scan-Optics, Inc., effective as of July 8, 2005 by a letter of resignation delivered to the company on the same date.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SCAN-OPTICS, INC.




                                By:
                                   --------------------------------------------
                                Name: Peter H. Stelling
                                Title:  Chief Financial Officer, Vice President,
                                          Treasurer and Secretary



Date:  July 11, 2005

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